ITEM 5. OTHER EVENTS

     The purpose of this Current Report on Form 8-K is to file Southern National Corporation's Quarterly Performance Summary for the first quarter of 1996, including sections distributed to the media and a supplement distributed to analysts.

EXHIBIT INDEX

Exhibit 99.1            Quarterly Performance Summary issued April 12, 1996.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.

				       Southern National Corporation

Date:  April 15, 1996                     /s/ Sherry A. Kellett
	                                   			       Sherry A. Kellett
 			        	                           Executive Vice President and Controller
                      				              (Principal Accounting Officer)

For Further Information:
ANALYSTS                                                  MEDIA
B. Gloyden Stewart, Jr.  Scott E. Reed                    Bob Denham
Senior Vice President    Senior Executive Vice President  Vice President
Investor Relations       Chief Financial Officer          Public Relations
(919) 246-4219           (910) 733-3088                   (910) 733-2202

April 12, 1996

FOR IMMEDIATE RELEASE

SOUTHERN NATIONAL REPORTS FIRST QUARTER EARNINGS

	WINSTON-SALEM, N.C. -- Southern National Corporation reported net income of $69.6 million for the first quarter ended March 31, 1996, reflecting significant growth in recurring earnings of 19.6% compared to the first quarter of 1995. On a per share basis, fully diluted net income was $.65, an increase of 20.4% over recurring first quarter 1995 earnings per share of $.54. Returns on average assets and average common equity were 1.40% and 17.86%, respectively.

	Net income increased $82.0 million over the net loss of $12.3 million recorded in the first quarter of 1995. This loss included $70.5 million in nonrecurring charges on an after-tax basis resulting from the merger between Southern National and BB&T.

	In releasing earnings, John A. Allison, chairman and chief executive officer of Southern National, said, "We are extremely pleased with the first quarter results. Compared to the first quarter of 1995, noninterest income increased 19.2% on a recurring basis, our net interest margin improved to 4.28% from 4.14%, and our efficiency ratio was excellent at 54.3% compared to 58.8% last year. While charge-offs were higher than last year, our asset quality remained very good with net loan losses of .22% and nonperforming assets of .36%.



MORE

	"The growth in noninterest income and a significant increase in services owned per customer clearly indicate that BB&T's sales system is being successfully executed throughout our branching network. By year end, we expect to add customer representatives to our voice response network creating a "call center." Our PC-based home banking product will be available by the third quarter. BB&T's "loan by phone" system is being tested in several of our regions and will soon be offered systemwide. In addition, we are in negotiations to expand our ATM network to off-site locations, such as convenience stores, fast food restaurants and grocery stores."

	On March 29, 1996, Southern National announced plans to acquire Regional Acceptance Corporation of Greenville, North Carolina in a transaction valued at $167 million. This transaction will be accounted for as a pooling-of-interests. Regional Acceptance specializes in indirect financing for consumer purchases of mid-model and late-model used automobiles through 27 branch offices in the Carolinas, Tennessee and Virginia. The acquisition provides Southern National with an opportunity to expand its customer base while receiving a premium for higher risk loans.

	Southern National had consolidated assets of $20.2 billion, consolidated loans of $14.1 billion and consolidated deposits of $15.2 billion at March 31, 1996. Through its subsidiaries in North Carolina, South Carolina and Virginia, Southern National currently operates 437 banking offices in 220 cities and towns.

	The common stock of Southern National Corporation is traded on the New York Stock Exchange under the symbol SNB. The stock closed at $26.38 on April 10.

                                    #


	Southern National's news releases are available at no charge through PR Newswire's Company News On-Call facsimile service. For a menu of Southern National's news releases or to retrieve a specific release call 800-758-5804, extension 809325.


QUARTERLY PERFORMANCE SUMMARY             B. Gloyden Stewart, Jr.
Southern National Corporation (NYSE:SNB)  Senior Vice President  (919) 246-4219
Page 3                                    Investor Relations     (919) 246-4871

                                              							      For the Three Months Ended              Increase / (Decrease)
							                                                    3/31/96            3/31/95               $                 %


Interest income - taxable equivalent                   $     391,850      $     376,089       $      15,761                    4.2 %
Interest expense                                             190,139            185,816               4,323                    2.3

Net interest income - taxable equivalent                     201,711            190,273              11,438                    6.0

Less: Taxable equivalent adjustment                            8,068              7,452                 616                    8.3

 Net interest income                                         193,643            182,821              10,822                    5.9

Provision for loan & lease losses                             10,500              7,000               3,500                   50.0

 Net interest income after provision for loan
   & lease losses                                            183,143            175,821               7,322                    4.2

Noninterest income                                            67,667             36,977              30,690                   83.0
Noninterest expense                                          146,946            229,351             (82,405)                 (35.9)

Income (loss) before income taxes                            103,864            (16,553)            120,417                     NM
Provision for income taxes                                    34,254             (4,208)             38,462                     NM

 Net income (loss)                                     $      69,610      $     (12,345)             81,955                     NM %



Primary earnings (loss)                                $         .67      $        (.13)      $        0.80                     NM %
Fully diluted earnings (loss)                                    .65               (.13)               0.78                     NM

Weighted average shares -     Primary                    102,540,444        103,380,544
                     			      Fully diluted              106,315,683        108,424,625
Dividends paid on common shares                        $         .23     $          .20      $          .03                   15.0 %


Return on average assets                                        1.40 %            (.25) %
Return on average common equity                                17.86             (3.87)
Return on average total equity                                 17.33             (3.33)
Net yield on earning assets (taxable equivalent)                4.28               4.14
Efficiency (taxable equivalent) *                               54.3               58.8


                                               							         For the Three Months Ended                   Increase / (Decrease)
							                                                        3/31/96            3/31/95                    $                 %


Interest income - taxable equivalent                   $          391,850  $         376,089  $          15,761                4.2 %
Interest expense                                                  190,139            185,816              4,323                2.3

Net interest income - taxable equivalent                          201,711            190,273             11,438                6.0

Less: Taxable equivalent adjustment                                 8,068              7,452                616                8.3

 Net interest income                                              193,643            182,821             10,822                5.9

Provision for loan & lease losses                                  10,500              7,000              3,500               50.0

 Net interest income after provision for
   loan & lease losses                                            183,143            175,821              7,322                4.2

Noninterest income                                                 67,667             56,764             10,903               19.2
Noninterest expense                                               146,946            145,958                988                 .7

Income before income taxes                                        103,864             86,627             17,237               19.9
Provision for income taxes                                         34,254             28,440              5,814               20.4

 Net income before nonrecurring items                              69,610             58,187             11,423               19.6

 Nonrecurring items                                                   --              70,532           (70,532)            (100.0)

 Net income (loss)                                     $           69,610  $        (12,345)  $          81,955                NM  %



Primary earnings                                       $              .67  $             .55  $            0.12               21.8 %
Fully diluted earnings                                                .65                .54               0.11               20.4



Return on average assets                                             1.40 %             1.19 %
Return on average common equity                                     17.86              16.14
Return on average total equity                                      17.33              15.69


NOTES:  * Excludes securities gains (losses) & foreclosed property expense for all periods and nonrecurring items for 1995.
	NM - not meaningful.

QUARTERLY PERFORMANCE SUMMARY              B. Gloyden Stewart, Jr.
Southern National Corporation (NYSE:SNB)   Senior Vice President  (919) 246-4219
Page 4                                     Investor Relations     (919) 246-4871

                                              							       As of / For the Three Months Ended              Increase / (Decrease)
 					                                                     		3/31/96            3/31/95                      $                 %


End of period balances
Securities, at carrying value*                         $        4,835,082  $       5,228,225  $        (393,143)             (7.5) %
Loans & leases*                                                14,059,126         13,373,094            686,032                5.1
Allowance for loan & lease losses                                 175,104            174,189                915                 .5
Other earning assets                                               12,608             29,727           (17,119)             (57.6)

 Total earning assets                                          18,908,400         18,675,745            232,655                1.2

 Total assets                                                  20,174,126         19,892,682            281,444                1.4

Noninterest-bearing deposits                                    1,995,143          1,786,550            208,593               11.7
Interest-bearing deposits                                      13,168,170         12,744,120            424,050                3.3

 Total deposits                                                15,163,313         14,530,670            632,643                4.4

Short-term borrowed funds                                       1,565,525          2,690,366        (1,124,841)             (41.8)
Long-term debt                                                  1,603,346            902,047            701,299               77.7

 Total interest-bearing liabilities                            16,337,041         16,336,533                508                --

Common equity                                                   1,563,081          1,420,573            142,508               10.0
Preferred equity                                                      --              74,143           (74,143)            (100.0)

 Total shareholders' equity                            $        1,563,081  $       1,494,716  $          68,365                4.6 %

Average balances

Securities, at amortized cost*                         $        4,957,943  $       5,382,220  $       (424,277)              (7.9) %
Loans & leases*                                                13,878,078         13,203,804            674,274                5.1
Other earning assets                                               17,560             46,815           (29,255)             (62.5)

 Total earning assets                                          18,853,581         18,632,839            220,742                1.2

 Total assets                                                  20,006,097         19,782,219            223,878                1.1

Noninterest-bearing deposits                                    1,798,323          1,686,262            112,061                6.6
Interest-bearing deposits                                      12,706,314         12,580,613            125,701                1.0

 Total deposits                                                14,504,637         14,266,875            237,762                1.7

Short-term borrowed funds                                       2,108,860          2,866,363          (757,503)             (26.4)
Long-term debt                                                  1,511,577            905,484            606,093               66.9

 Total interest-bearing liabilities                            16,326,751         16,352,460           (25,709)               (.2)

Common equity                                                   1,554,144          1,429,493            124,651                8.7
Preferred equity                                                   60,967             74,143           (13,176)             (17.8)

 Total shareholders' equity                            $        1,615,111  $       1,503,636  $         111,475                7.4 %


NOTES:  All items referring to loans & leases include loans held for sale & are net of unearned income.
	Applicable ratios are annualized.
	* Balances include the securitization of $354.9 million of loans during 1995. The first quarter 1995 average of
	  securitized loans was $35.7 million.


QUARTERLY PERFORMANCE SUMMARY             B. Gloyden Stewart, Jr.
Southern National Corporation (NYSE:SNB)  Senior Vice President  (919) 246-4219
Page 5                                    Investor Relations     (919) 246-4871

       									                                                         As of / For the Quarter Ended
                                  					 3/31/96             12/31/95            9/30/95            6/30/95            3/31/95


Interest income - taxable equivalent
Interest & fees on loans & leases  $         311,016   $          318,325  $         316,711  $         311,721  $         295,197
Interest & dividends on securities            80,590               84,711             85,657             85,601             80,236
Interest on short-term investments               244                  762                401                733                656
 Total interest income - taxable
   equivalent                                391,850              403,798            402,769            398,055            376,089

Interest expense

Interest on deposits                         140,488              142,056            142,779            142,180            130,134
Interest on short-term borrowed
  funds                                       27,577               42,805             46,821             48,194             41,059
Interest on long-term debt                    22,074               20,831             20,384             14,761             14,623
 Total interest expense                      190,139              205,692            209,984            205,135            185,816

Net interest income - taxable
  equivalent                                 201,711              198,106            192,785            192,920            190,273

Less: Taxable equivalent adjustment            8,068                8,611              8,514              7,958              7,452

 Net interest income                         193,643              189,495            184,271            184,962            182,821

Provision for loan & lease losses             10,500               10,400              7,000              7,000              7,000

 Net interest income after
   provision for loan & lease losses         183,143              179,095            177,271            177,962            175,821

Noninterest income

Service charges on deposits                   25,214               23,459             22,381             22,511             21,270
Mortgage banking activities                    9,300                7,827              9,019              4,367              5,590
Trust revenue                                  4,674                5,151              4,483              4,715              4,280
General insurance commissions                  6,189                3,815              3,479              4,163              4,115
Other nondeposit fees & commissions           16,910               15,179             15,271             14,632             15,787
Securities (losses) gains, net                   (8)                  131              1,114                --            (19,845)
Other income                                   5,388                5,264              5,818             16,989              5,780
 Total noninterest income                     67,667               60,826             61,565             67,377             36,977

Noninterest expense

Personnel expense                             73,666               69,453             73,171             75,343            124,233
Occupancy & equipment expense                 24,963               24,436             25,438             27,729             29,555
Federal deposit insurance expense              3,355                4,114              2,901              7,975              8,005
Foreclosed property expense                      744                  910                524              1,034                700
Amortization of intangibles &
  servicing rights                             3,230                2,817              2,982              2,522              2,674
Other noninterest expense                     40,988               36,971             39,727             45,300             64,184
 Total noninterest expense                   146,946              138,701            144,743            159,903            229,351

Income (loss) before income taxes            103,864              101,220             94,093             85,436           (16,553)
Provision for income taxes                    34,254               31,130             31,613             27,528            (4,208)

 Net income (loss)                 $          69,610   $           70,090  $          62,480  $          57,908  $        (12,345)




Primary earnings (loss)            $             .67   $              .66  $             .59  $             .55  $           (.13)
Fully diluted earnings (loss)                    .65                  .64                .57                .53              (.13)
Dividends paid on common shares                  .23                  .23                .23                .20                .20
Book value per common share                    15.13                15.52              14.87              14.60              13.90

NOTES:  Fully diluted earnings per share, excluding nonrecurring items, were $.54 in first quarter 1995, $.55 in second quarter
	  1995, $.61 in third quarter 1995 & $.64 in fourth quarter 1995.
	Certain prior quarter balances have been adjusted to reflect the adoption of SFAS No. 122, "Accounting for Mortgage
	  Servicing Rights."

QUARTERLY PERFORMANCE SUMMARY             B. Gloyden Stewart, Jr.
Southern National Corporation (NYSE:SNB)  Senior Vice President   (919) 246-4219
Page 6                                    Investor Relations      (919) 246-4871

                                                          							    As of / For the Quarter Ended
                                    					 3/31/96             12/31/95            9/30/95            6/30/95            3/31/95


End of period balances

Securities, at carrying value*     $       4,835,082   $        5,355,313  $       5,379,645  $       5,554,214  $       5,228,225
Loans & leases*                           14,059,126           13,812,485         14,045,637         13,767,610         13,373,094
Allowance for loan & lease losses            175,104              172,158            174,069            176,175            174,189
Other earning assets                          12,608              120,149              9,310             42,923             29,727
 Total earning assets                     18,908,400           19,236,767         19,420,965         19,350,181         18,675,745

 Total assets                             20,174,126           20,492,929         20,676,073         20,663,614         19,892,682

Noninterest-bearing deposits               1,995,143            1,885,725          1,845,262          1,799,574          1,786,550
Interest-bearing deposits                 13,168,170           12,798,331         12,589,778         12,536,982         12,744,120
 Total deposits                           15,163,313           14,684,056         14,435,040         14,336,556         14,530,670

Short-term borrowed funds                  1,565,525            2,491,285          3,012,707          3,147,213          2,690,366
Long-term debt                             1,603,346            1,383,935          1,305,282          1,312,464            902,047
 Total interest-bearing
   liabilities                            16,337,041           16,673,551         16,907,767         16,996,659         16,336,533

Common equity                              1,563,081            1,604,000          1,536,458          1,499,184          1,420,573
Preferred equity                                 --                70,063             70,689             71,785             74,143
 Total shareholders' equity                1,563,081            1,674,063          1,607,147          1,570,969          1,494,716

Goodwill                                      39,948               41,252             42,574             43,989             44,892
Core deposit & other intangibles               7,809                8,278              8,750              9,258             11,351
 Total intangibles                            47,757               49,530             51,324             53,247             56,243

 Mortgage servicing rights                    21,786               18,265             14,245              7,850              5,249

 Negative goodwill                            43,851               45,410             46,969             48,529             50,088

Average balances

Securities, at amortized cost*     $       4,957,943   $        5,321,514  $       5,452,924  $       5,466,584  $       5,382,220
Loans & leases*                           13,878,078           13,915,553         13,889,121         13,543,229         13,203,804
Other earning assets                          17,560               52,218             31,033             47,557             46,815
 Total earning assets                     18,853,581           19,289,285         19,373,078         19,057,370         18,632,839

 Total assets                             20,006,097           20,439,534         20,609,158         20,250,286         19,782,219

Noninterest-bearing deposits               1,798,323            1,889,603          1,705,197          1,700,458          1,686,262
Interest-bearing deposits                 12,706,314           12,332,095         12,506,069         12,605,342         12,580,613
 Total deposits                           14,504,637           14,221,698         14,211,266         14,305,800         14,266,875

Short-term borrowed funds                  2,108,860            2,930,923          3,201,200          3,219,920          2,866,363
Long-term debt                             1,511,577            1,376,756          1,309,932            910,946            905,484
 Total interest-bearing liabilities       16,326,751           16,639,774         17,017,201         16,736,208         16,352,460

Common equity                              1,554,144            1,574,242          1,518,167          1,466,777          1,429,493
Preferred equity                              60,967               70,176             71,463             73,652             74,143
 Total shareholders' equity                1,615,111            1,644,418          1,589,630          1,540,429          1,503,636



Risk-based capital:
 Tier 1                            $       1,516,412   $        1,593,366  $       1,549,420  $       1,495,054  $       1,432,677
 Total                                     1,673,170            1,746,645          1,715,171          1,664,728          1,588,705
Risk-based capital ratios:
 Tier 1                                         12.1  %              13.0 %             12.0 %             11.3 %             11.5 %
 Total                                          13.4                 14.3               13.3               12.6               12.7
Leverage capital ratio                           7.6                  7.8                7.5                7.4                7.3



Return on average assets                        1.40 %               1.36 %             1.20 %             1.15 %            (.25) %
Return on average common equity                17.86                17.35              16.00              15.48             (3.87)
Return on average total equity                 17.33                16.91              15.59              15.08             (3.33)
Net yield on earning assets
  (taxable equivalent)                          4.28                 4.07               3.95               4.06               4.14
Efficiency (taxable equivalent) **              54.3                 53.2               54.5               57.9               58.8
Equity as a percentage of total
  assets end of period                           7.7                  8.2                7.8                7.6                7.5
Average earning assets as a
  percentage of average total assets            94.2                 94.4               94.0               94.1               94.2
Average loans & leases as a percentage
 of average deposits                            95.7                 97.8               97.7               94.7               92.5

NOTES:  All items referring to loans & leases include loans held for sale & are net of unearned income.
	Applicable ratios are annualized.
	* Balances include the securitization of $354.9 million of loans during 1995. The average of securitized loans for the
	  full year 1995 was $82.7 million.
	** Excludes securities gains (losses) & foreclosed property expense for all periods & nonrecurring items for 1995.
	Certain prior quarter balances have been adjusted to reflect the adoption of SFAS No. 122, "Accounting for Mortgage
	  Servicing Rights."

QUARTERLY PERFORMANCE SUMMARY             B. Gloyden Stewart, Jr.
Southern National Corporation (NYSE:SNB)  Senior Vice President  (919) 246-4219
Page 7                                    Investor Relations     (919) 246-4871

            							                                             		    As of / For the Quarter Ended
                                   					 3/31/96             12/31/95            9/30/95            6/30/95            3/31/95


Allowance For Loan & Lease Losses
 Beginning balance                 $         172,158   $          174,069  $         176,175  $         174,189  $         171,734
 Provision for loan & lease losses            10,500               10,400              7,000              7,000              7,000
 Charge-offs                                (10,599)              (15,128)           (11,875)            (8,378)            (7,094)
 Recoveries                                    3,045                2,817              2,769              3,364              2,549
   Ending balance                  $         175,104   $          172,158  $         174,069  $         176,175  $         174,189

Nonperforming Assets
 Nonaccrual loans & leases         $          64,796   $           61,489  $          62,763  $          48,927  $          48,451
 Foreclosed real estate                        4,938                6,868              6,981              8,759             11,239
 Other foreclosed property                     2,662                2,817              2,717              1,518                691
   Nonperforming assets            $          72,396   $           71,174  $          72,461  $          59,204  $          60,381

 Loans 90 days or more past due
   & still accruing                $          28,249   $           29,094  $          26,909  $          30,335  $          21,653

Asset Quality Ratios
 Nonaccrual loans & leases as a
   percentage of total loans
   & leases                                      .46 %                .45 %              .45 %              .36 %              .36 %
 Nonperforming assets as a
   percentage of:
     Total assets                                .36                  .35                .35                .29                .30
     Loans & leases plus
       foreclosed property                       .51                  .51                .52                .43                .45
 Net charge-offs as a percentage of
   average loans & leases                        .22                  .35                .26                .15                .14
 Allowance for loan & lease losses
   as a percentage of loans & leases            1.25                 1.25               1.24               1.28               1.30
 Ratio of allowance for loan &
   lease losses to:
     Net charge-offs                            5.76 x               3.52 x             4.82 x             8.76 x             9.45 x
     Nonaccrual loans & leases                  2.70                 2.80               2.77               3.60               3.60



Unrealized (depreciation)
  appreciation on securities
  available for sale, net
  of tax                            $         (1,088)   $           31,167  $           8,321  $           9,055  $        (26,956)
Common stock prices (daily
  close)                      High             29.75                27.00              27.13              24.13              22.38
                     			       Low             25.88                25.63              23.63              19.88              18.88
		                   End of Period             27.75                26.25              26.25              24.00              19.88
Weighted average shares -
			                         Primary      102,540,444          104,756,961        104,367,957        103,523,801        103,380,544
		                    Fully diluted      106,315,683          109,101,185        109,202,178        108,774,906        108,424,625
End of period shares outstanding         103,343,520          103,357,440        103,323,683        102,709,306        102,182,679
End of period offices                            437                  441                447                452                530


NOTES:  All items referring to loans & leases include loans held for sale & are net of unearned income.
	Applicable ratios are annualized.
	Certain prior quarter balances have been adjusted to reflect the adoption of SFAS No. 122, "Accounting for Mortgage
	  Servicing Rights."

QUARTERLY PERFORMANCE SUMMARY             B. Gloyden Stewart, Jr.
Southern National Corporation (NYSE:SNB)  Senior Vice President  (919) 246-4219
Page 8                                    Investor Relations     (919) 246-4871

                                                        									    For the Quarter Ended
                                      					 3/31/96             12/31/95            9/30/95            6/30/95            3/31/95


Interest income:
Securities*                                     6.50 %               6.32 %             6.23 %             6.28 %             6.05 %
Loans & leases                                  9.00                 9.08               9.05               9.23               9.07
Other earning assets                            5.59                 5.79               5.13               6.18               5.68

 Total earning assets*                          8.34                 8.31               8.25               8.38               8.19

Interest expense:
Interest-bearing deposits                       4.45                 4.57               4.53               4.52               4.20
Short-term borrowed funds                       5.26                 5.79               5.80               6.00               5.81
Long-term debt                                  5.87                 6.00               6.17               6.50               6.55

 Total interest-bearing liabilities             4.68                 4.90               4.90               4.92               4.61

Net yield on earning assets                     4.28 %               4.07 %             3.95 %             4.06 %             4.14 %

NOTES:  *Yields calculated based on securities at amortized cost.
	Certain prior quarter balances have been adjusted to reflect the adoption of SFAS No. 122, "Accounting for Mortgage
	  Servicing Rights."

                                                                    											                As of
   					     						                                                                           3/31/96

                                                        								 Notional            Receive             Pay           Unrealized
Type                                                              Amount              Rate               Rate        Gains (Losses)

Receive fixed swaps                                    $           75,000               7.43 %             5.82 % $           574
Pay fixed swaps                                                   326,009               5.49               5.54             (516)
Basis swaps                                                       250,000               5.60               5.51           (3,020)

Total                                                  $          651,009               5.76 %             5.56 % $       (2,962)

                                                                           		       One Year            One to              After
Contractual Maturity Schedule                                      Total             or Less          Five Years         Five Years

Receive fixed swaps                                    $           75,000  $          15,000  $          60,000  $             --
Pay fixed swaps                                                   326,009             20,012            301,422              4,575
Basis swaps                                                       250,000                --             250,000                --

Total                                                  $          651,009  $          35,012  $         611,422  $           4,575
